ARMOUR RESIDENTIAL REIT

# ARMOUR RESIDENTIAL REIT, Inc.
## JMP Securities Research Conference
## May 15, 2012

# PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

**THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.**

# ARMOUR Capitalization, Dividend Policy, Transparency and Manager

**Market Capitalization** (as of 5/9/12)

- 179,408,490 shares of common stock outstanding (NYSE: "ARR").
- Market capitalization of $ 1.26 billion.
- Additional paid-in capital estimate: $1.25 billion.

**Dividend Policy and Taxable REIT Income**

- ARMOUR pays dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The Q2 2012 monthly dividend rate is $0.10 per month.

| Q2 2012 | April | May | June |
|---|---|---|---|
| Record Date | 16th | 15th | 15th |
| Payment Date | 27th | 30th | 28th |

**Transparency and Governance**

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs. No yield smoothing.
- Hedge positions are marked-to-market daily (GAAP/TAX differences).
- Non-Executive Board Chairman.

**ARMOUR REIT Manager and Fee Structure**

- ARMOUR REIT is externally managed by ARMOUR Residential Management LLC.
- Accretive fee structure: effective fee percentage declines as equity increases.
  - Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity.
  - Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity.

ARMOUR RESIDENTIAL REIT

# ARMOUR Balance Sheet Targets

**Assets**

ARMOUR invests in Agency mortgage securities.

**Duration**

Net balance sheet weighted average duration target of 1.5 or less.

- 2.53 gross asset duration.
- 0.19 net balance sheet duration after the effect of derivatives.

**Hedging**

Hedge a minimum of 40% of fixed rate assets and funding rate risk.

- $6.62 billion in derivatives.
  - 60.2% of REPO borrowings hedged.
  - 4.09 hedge duration.

**Liquidity**

Hold 40% of unlevered equity in cash between prepayment periods.

- $659.4 million in total liquidity (52.8% of additional paid-in capital).
  - $228.1 million in true cash (18.3% of additional paid-in capital).
  - $245.1 million in unlevered securities (19.6% of additional paid-in capital).
  - $186.2 million in short term Agency P&I (14.9% of additional paid-in capital).

**Leverage**

Debt to equity target of 9.0x vs. additional paid-in capital ("APIC").

- $11.00 billion in net REPO borrowings or 8.83x APIC.

# ARMOUR Portfolio Strategy and Investment Methodology

Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a 'buy and hold' strategy rather than a 'trading' strategy.

- **Low Duration Agency Securities**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Diversify Broadly**
  - Diversification limits idiosyncratic pool risk.
  - 999 cusips.
- **Highly Liquid Assets**
  - Purchase those Agency Securities that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities.
  - No collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators.
    - Dealer inventories.
    - Bid lists.
- **Loan Analysis – Inelasticity vs. Elasticity**
  - **Credit work on non-credit assets.**
  - Original and current loan balance.
  - Year of origination.
  - Originating company, third-party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool Analysis**
  - NO TBA pools – Only specified pools.
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio Composition

| ARM & Hybrid Securities Months to Reset | Current Value (millions) | Percentage of ARM & Hybrid Securities | Weighted Average Net/Gross Coupon | Weighted Average Months to Reset |
|---|---|---|---|---|
| 0-18 | $ 84.3 | 3.3% | 4.11/4.60 | 12 |
| 19-36 | $ 301.1 | 11.9% | 4.24/4.71 | 31 |
| 37-48 | $ 308.2 | 12.2% | 3.43/3.89 | 42 |
| 49-60 | $ 233.2 | 9.2% | 3.93/4.34 | 55 |
| 61-84 | $ 776.7 | 30.6% | 3.47/3.91 | 69 |
| 85-120 | $ 832.8 | 32.8% | 3.76/4.19 | 108 |
| **Total** | **$ 2,536.3** | **100.0%** | **3.72/4.16** | **71** |

| Fixed Rate Securities | Current Value (millions) | Percentage of Fixed Rate Securities | Weighted Average Net/Gross Coupon |
|---|---|---|---|
| **Fixed Rates Maturing in 120 Months or Less** | $ 39.5 | 0.4% | 3.63/3.98 |
| **Fixed Rates Maturing Beween 121 and 180 Months** | $ 2,522.6 | 26.2% | 3.62/3.98 |
| **Fixed Rates Maturing Beween 181 and 240 Months** | $ 7,062.3 | 73.4% | 3.66/4.09 |
| **Total** | **$ 9,624.5** | **100.0%** | **3.64/4.06** |

Information as of 5/9/2012. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio Constant Prepayment Rates ("CPR")


Monthly Portfolio
Constant Prepayment Rate
Prior Quarters
Current Months
25
20
15
10
5
0
8.6
14.5
15.6
11.1
10.8
11.7
9.3
12.4
19.3
14.3
9.9
9.9
9.9
8.3
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
January 2012
February 2012
March 2012
April 2012
May 2012


May 2012
Agency Asset Class CPR
25
20
15
10
5
0
19.8
18.0
10.2
3.3
8.3
ARMs & Hybrids
10 Year Pass-Throughs
15 Year Pass-Throughs
20 Year Pass-Throughs
Portfolio Average

ARMOUR expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio and Derivatives Duration Detail

| Agency Asset Class | | Current Value (millions) | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Net/Gross Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|---|---|
| ARMs & Hybrids | $ | 2,536.3 | 104.0% | 105.8% | 3.72/4.16 | -0.72 |
| Fixed Rates Maturing in 120 Months or Less | $ | 39.5 | 102.7% | 105.8% | 3.63/3.98 | 2.15 |
| Fixed Rates Maturing Beween 121 and 180 Months | $ | 2,522.6 | 104.5% | 106.0% | 3.62/3.98 | 2.30 |
| Fixed Rates Maturing Beween 181 and 240 Months | $ | 7,062.3 | 105.0% | 106.0% | 3.66/4.09 | 3.78 |
| **Total or Weighted Average** | **$** | **12,160.7** | **104.7%** | **105.9%** | **3.66/4.08** | **2.53** |

| Estimated Balance Sheet Duration | | Amount (millions) | Duration Effect on Balance Sheet |
|---|---|---|---|
| Agency Assets | $ | 12,160.7 | 2.53 |
| Interest Rate Swaps & Eurodollar Futures | $ | 5,821.0 | -4.17 |
| Interest Rate Swaptions | $ | 800.0 | -3.51 |
| **Net Balance Sheet Duration** | | | **0.19** |

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase.

Information as of 5/9/2012. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

# ARMOUR Derivatives Detail

| Derivative Type [1] | Remaining Term | Weighted Average Remaining Term (Months) | Notional Amount (millions) | Weighted Average Rate |
|---|---|---|---|---|
| Interest Rate Swap | 0-12 Months | 8 | $ 20.0 | 0.53 |
| Interest Rate Swap | 13-24 Months | 21 | $ 290.0 | 1.09 |
| Interest Rate Swap | 25-36 Months | 34 | $ 305.0 | 1.59 |
| Interest Rate Swap | 37-48 Months | 44 | $ 2,675.0 | 1.12 |
| Interest Rate Swap | 49-60 Months | 55 | $ 2,150.0 | 1.02 |
| Interest Rate Swap | 61-120 Months | 120 | $ 250.0 | 1.65 |
| Eurodollar Futures | 0-41 Months | 22 | $ 131.0 | 1.82 |
| Interest Rate Swaptions | 0-12 Months | 11 | $ 800.0 | 1.97 |
| **Total or Weighted Average** | | **44** | **$ 6,621.0** | **1.24** |

| | Amount (millions) | % Hedged |
|---|---|---|
| **Non-ARM Assets** | $12,076.4 | 54.8% |
| **Net Repo Balance** | $11,004.3 | 60.2% |

(1) Derivatives consist of interest rate swaps, Eurodollar futures and interest rate swaptions.

Active swap counterparties include:
Citibank, N.A., Deutsche Bank AG, JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A.

Information as of 5/9/2012. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

# ARMOUR REPO Composition

| REPO Counter-Party[1] | Principal Borrowed (millions) | Percentage of REPO Positions with ARMOUR | Weighted Average Maturity in Days | Longest Maturity in Days |
|---|---|---|---|---|
| 1 Merrill Lynch, Pierce, Fenner & Smith Inc. | $ 766.0 | 6.9% | 29 | 76 |
| 2 Mitsubishi UFJ Securities (USA), Inc. | $ 728.6 | 6.5% | 13 | 76 |
| 3 Deutsche Bank Securities Inc. | $ 663.4 | 6.0% | 18 | 33 |
| 4 J.P. Morgan Securities LLC | $ 648.7 | 5.8% | 15 | 54 |
| 5 Wells Fargo Bank, N.A. | $ 636.2 | 5.7% | 12 | 23 |
| 6 RBS Securities Inc. | $ 586.8 | 5.3% | 10 | 23 |
| 7 ICBC Financial Services LLC | $ 572.2 | 5.1% | 14 | 26 |
| 8 Goldman, Sachs & Co. | $ 522.8 | 4.7% | 15 | 28 |
| 9 BNP Paribas Securities Corp. | $ 509.0 | 4.6% | 3 | 5 |
| 10 Gleacher & Company Securities, Inc. | $ 480.7 | 4.3% | 38 | 61 |
| 11 South Street Securities LLC | $ 479.7 | 4.3% | 20 | 30 |
| 12 Barclays Capital Inc. | $ 475.6 | 4.3% | 19 | 30 |
| 13 Pierpont Securities LLC | $ 462.9 | 4.2% | 7 | 30 |
| 14 Citigroup Global Markets Inc. | $ 408.6 | 3.7% | 18 | 33 |
| 15 CRT Capital Group LLC | $ 398.0 | 3.6% | 12 | 30 |
| 16 UBS Securities LLC | $ 396.2 | 3.6% | 12 | 20 |
| 17 The Bank of Nova Scotia | $ 373.4 | 3.4% | 15 | 29 |
| 18 ING Financial Markets LLC | $ 354.2 | 3.2% | 22 | 30 |
| 19 Cantor Fitzgerald & Co. Inc. | $ 347.7 | 3.1% | 19 | 23 |
| 20 Daiwa Securities America Inc. | $ 278.9 | 2.5% | 5 | 7 |
| 21 Credit Suisse Securities (USA) LLC | $ 272.6 | 2.4% | 8 | 9 |
| 22 Guggenheim Securities, LLC | $ 248.6 | 2.2% | 17 | 23 |
| 23 Nomura Securities International, Inc. | $ 236.8 | 2.1% | 27 | 30 |
| 24 Mizuho Securities USA Inc. | $ 210.2 | 1.9% | 4 | 6 |
| 26 The Princeridge Group LLC | $ 86.5 | 0.8% | 7 | 12 |
| **Total or Weighted Average** | **$ 11,144.2** | **100.0%** | **16** | |

| | |
|---|---|
| **Weighted Average Haircut** | **4.79%** |
| **Weighted Average Repo Rate** | **0.35%** |

| | |
|---|---|
| May Paydowns | $ (139.9) |
| Total REPO after Paydowns | $ 11,004.3 |
| Debt to Equity[2] Ratio after Paydowns | 8.83 |

(1) ARMOUR has signed MRAs with 31 counterparties.
(2) Equity is defined as additional paid-in capital.

Information as of 5/9/2012.
Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

## ARMOUR REIT

Investment Management Team
Non-Executive Board Members

# ARMOUR REIT Investment Management Team

**Scott J. Ulm** is General Partner of ARMOUR Residential Management LLC and Co-Chief Executive Officer, Co-Vice Chairman, Chief Investment Officer and Head of Risk Management of ARMOUR since November 2009. Mr. Ulm has served as Co-Chief Executive Officer of ARMOUR Residential Management, LLC, or ARRM, since March 2008. Mr. Ulm has 25 years of structured finance and debt capital markets experience, including mortgage-backed securities. Mr. Ulm has advised numerous U.S., European, and Asian financial institutions and corporations on balance sheet and capital raising matters. From 2005 to 2009, Mr. Ulm was Chief Executive Officer of Litchfield Capital Holdings. From 1986 to 2005, he held a variety of senior positions at Credit Suisse both in New York and London, including Global Head of Asset-Backed Securities, Head of United States and European Debt Capital Markets and the Global Co-Head of Collateralized Debt Obligations, both cash and synthetic. While at Credit Suisse, Mr. Ulm was responsible for the underwriting and execution of more than $100 billion of mortgage and asset-backed securities. At Credit Suisse, he was a member of the Fixed Income Operating Committee and the European Investment Banking Operating Committee. Mr. Ulm holds a B.A. summa cum laude from Amherst College, an M.B.A. from Yale School of Management and a J.D. from Yale Law School.

**Jeffrey J. Zimmer** is General Partner of ARMOUR Residential Management LLC and Co-Chief Executive Officer, Co-Vice Chairman, President and Chief Financial Officer of ARMOUR since November 2009. Mr. Zimmer has served as Co-Chief Executive Officer of ARRM since March 2008. Mr. Zimmer has significant experience in the mortgage-backed securities market over a 26 year period. From September 2003 through March 2008, he was the co-founder and Chief Executive Officer of Bimini Capital Management, Inc., or Bimini, a publicly traded REIT. From 1990 to 2003, he was a managing Director at RBS/Greenwich Capital in the Mortgage-Backed and Asset-Backed Department where he held various positions that included working closely with some of the nation's largest mortgage banks, hedge funds and investment management firms on various mortgage-backed securities investments. Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990. He received his M.B.A. in finance from Babson College and a B.A. in economics and speech communication from Denison University.

# ARMOUR REIT Investment Management Team

**Mark R. Gruber, CFA** is Head of Portfolio Management of ARMOUR Residential Management LLC ("ARRM"), the manager of ARMOUR Residential REIT, Inc. From April 2008 until joining ARRM, Mr. Gruber managed a $1.1 billion mortgage portfolio for Penn Mutual Life Insurance. From June 2005 to March 2008, Mr. Gruber was Vice-President of Research and Trading at Bimini Capital Management, Inc., a publicly traded real estate investment trust that managed $4 billion in agency mortgage assets. Mr. Gruber previously worked for Lockheed Martin at the Knolls Atomic Power Laboratory where he was an engineer for the Naval Nuclear Propulsion Program. Mr. Gruber holds an MBA with University Honors from the Tepper School of Business at Carnegie Mellon, an M.S. in Mechanical and Aerospace Engineering from the University of Virginia, and a B.S. in Mechanical Engineering with High Honors from Lehigh University.

**Amber K. Luedke** is Chief Accounting Officer of ARMOUR Residential Management LLC and of ARMOUR Residential REIT, Inc. From June 2007 to May 2008, Ms. Luedke was the former Head of Tax Accounting for Thornburg Mortgage, a $52 billion in mortgage assets REIT. From September 2004 to June 2007, Ms. Luedke was Treasurer of Bimini Capital Management, a publicly traded REIT. Ms. Luedke holds an M.A. and a B.S. from Kansas State University.

**Glenn Gandolfi, CFA** is an Analyst with ARMOUR Residential Management LLC. From 1993 to February 2012, Mr. Gandolfi was a Senior Trader of mortgage and asset-backed securities for William Blair & Company. Previously, Mr. Gandolfi was an Investment Officer for a NYSE listed REIT. Mr. Gandolfi holds a B.S. in Business Administration from the University of California, Berkley.

# Independent ARMOUR REIT Board Member Biographies

**Stewart J. Paperin (Independent Director)** has served as Executive Vice President of the Soros Foundation, a worldwide private philanthropic foundation, since 1996, where he oversees financial, administrative and economic development activities. From 1996 to July 2005, Mr. Paperin served as a Senior Advisor and portfolio manager for Soros Fund Management LLC, a financial services company, and since July 2005 has served as a consultant to Soros Fund Management LLC. From 1996 to 2007, Mr. Paperin served as a Director of Penn Octane Corporation (NASDAQ: POCC), a company engaged in the purchase, transportation and sale of liquefied petroleum gas. Prior to joining the Soros organizations, Mr. Paperin served as President of Brooke Group International, an investment firm concentrated on the former Soviet Union, from 1990 to 1993, and as Senior Vice President and Chief Financial Officer of Western Union Corporation, a provider of money transfer and message services which was controlled by Brooke Group, from 1989 to 1991. Prior to Western Union Corporation, Mr. Paperin served as Chief Financial Officer of Timeplex Corporation, a telecommunications equipment provider, from 1986 to 1989 and of Datapoint Corporation, a computer equipment manufacturer, from 1985 to 1986. Prior to Datapoint Corporation, Mr. Paperin served as a financial officer of Pepsico Corporation from 1980 to 1985 and as a management consultant at Cresap McCormick & Paget from 1975 to 1980. Mr. Paperin also served as a member of the Board of Directors of Community Bankers Acquisition Corp., a blank check company formed to acquire an operating business in the banking industry (NYSE Amex: BTC). Mr. Paperin holds a B.A. degree and an M.S. degree from the State University of New York at Binghamton. He is a member of the Council for Foreign Relations and was awarded an honorary Doctor of Humane Letters by the State University of New York.

**Jordan Zimmerman (Independent Director)** is Founder and Chairman of Zimmerman Advertising, the 15th largest advertising agency in the country, with published annual billings in excess of $2 billion. Since its founding in 1984, Mr. Zimmerman led his agency from its origin as a regional automotive advertising agency into a national retail firm, with more than 1,000 associates and 22 offices, serving clients in virtually every retail sector, including: fast food, sports, real estate, spirits, furniture, financial services, office supply retailers, travel and retail discounters. Zimmerman Advertising clients include: HH Gregg, Longs Drugs, Crocs, Six Flags, Miami Dolphins, Papa John's, Fris Vodka, AutoNation, Nissan, Lennar Homes, ShopKo, Value City, Mattress Firm, Vitamin Shoppe, Wickes Furniture, S&K Men's Warehouse and Office Depot. In 1999, Mr. Zimmerman sold Zimmerman Advertising to Omnicom, a leading global marketing and corporate communications company and a premier holding company for such top advertising agencies as BBDO, DDB, TBWA Chiat and others. Mr. Zimmerman was recognized as the University of South Florida Alumni Entrepreneur of the Year in 1991. In 2004, he was one of ten people honored with South Florida Business Journal's Diamond Award. Most recently, South Florida CEO Magazine honored Mr. Zimmerman as their "One Hundred Most Powerful People in South Florida." Mr. Zimmerman has supported and led many local and national nonprofit organizations and charities, including: Make a Wish Foundation, Crohn's and Colitis Foundation and Songs for Love. He is a member of the Board for Take Stock in Children, Pine Crest School of Boca Raton and the Cleveland Clinic Florida. Mr. Zimmerman is also a co-owner of the Florida Panthers, an NHL hockey team. Mr. Zimmerman holds an M.B.A. degree from the University of South Florida.

# Independent ARMOUR REIT Board Member Biographies

**Thomas K. Guba (Independent Director)** has been the senior executive or head trader of various Wall Street mortgage and government departments in his 35 years in the securities business. From 2002 through 2008, Mr. Guba was President and Principal of the Winter Group, a fully integrated mortgage platform and money management firm. He was Managing Director of Structured Product Sales at Credit Suisse First Boston from 2000 to 2002, Managing Director and Department Manager of Mortgages and U.S. Treasuries at Donaldson Lufkin Jenrette, which was subsequently purchased by Credit Suisse First Boston from 1994 to 2000, Executive Vice President and Head of Global Fixed Income at Smith Barney from 1993 to 1994, Managing Director of the Mortgage and U.S. Treasuries Department at Mabon Securities from 1990 to 1993, Senior Vice President and Mortgage Department Manager at Drexel Burnham Lambert from 1984 to 1990, Senior Vice President and Head Mortgage Trader at Paine Webber from 1977 to 1984, and a trader of mortgaged backed securities at Bache & Co. from 1975 to 1977. Mr. Guba was also a Second Lieutenant, Military Police Corps, in the United States Army from 1972 to 1974. Mr. Guba holds a B.A. in political science from Cornell University and a M.B.A. in finance from New York University.

**John "Jack" P. Hollihan III (Independent Director)** has over 26 years of investment banking and investment experience. Mr. Hollihan has served as the lead independent director of City Financial Investment Company Limited (London) since 2005 and Executive Chairman of Litchfield Capital Holdings (Connecticut). From 2000 to 2002, Mr. Hollihan was the Head of European Industry Investment Banking for Banc of America Securities ("BAS"), where he was a member of the BAS European Capital Committee and Board, and where he had responsibility for a loan book of $8 billion. Prior to that, from 1986 to 2000, Mr. Hollihan was Head of Global Project and Asset Based Finance and Leasing at Morgan Stanley and was a member of the Morgan Stanley International Investment Banking Operating Committee. In that capacity, he managed $45 billion in asset based and structured financings and leasing arrangements. He is a former trustee of American Financial Realty Trust (NYSE: AFR). Mr. Hollihan holds B.S. (Wharton) and B.A. degrees from the University of Pennsylvania, and a J.D. from the University of Virginia School of Law.

**Robert C. Hain (Independent Director)** has been Chairman of City Financial Investment Company Limited since 2006 and a member of Shadbolt Partners LLP since 2005, both companies of which are engaged in asset management in the United Kingdom and Europe. City Financial and its affiliates acquire, rejuvenate and grow mutual fund and similar investment management businesses, and provide strategic advice to a select group of owners of investment management firms. Previously, Mr. Hain was Chief Executive Officer of Invesco Perpetual, a prominent British asset manager, from 2002 to 2004, and Chief Executive Officer of Invesco Trimark, a Canadian mutual fund company, from 1998 to 2002. Mr. Hain was a member of the Executive Management Committee of Amvescap Plc (now Invesco Ltd), from 1998 to 2005. Mr. Hain's career in financial services includes senior executive positions in marketing, private banking and retail financial services in North America and Europe, and has comprised major acquisitions, integrations, and product and service delivery innovations that altered the competitive landscape. In addition, Mr. Hain has served on the boards and committees of financial services, business, arts, health and social services organizations at the national and local levels in Toronto, Zurich, Winnipeg, Halifax and London. He holds degrees from the University of Toronto (Innis College) and the University of Oxford (Merton College).

# ARMOUR REIT Board Member Biographies

**Daniel C. Staton (Director)** is the Non-Executive Chairman of ARMOUR. Mr. Staton has more than 11 years of experience sourcing private equity and venture capital investments. Since 2003, he has been Managing Director of the private equity firm Staton Capital LLC, and has also served as the Chairman of the Board of FriendFinder Networks Inc. (NASDAQ: FFN), a leading internet-based social networking and multimedia entertainment company, since 2004. Between 1997 and 2007, Mr. Staton was President of The Walnut Group, a private investment firm, where he served as initial investor and Director of Build-A-Bear Workshop, initial investor in Deal$: Nothing Over a Dollar (until its sale to Supervalu Inc.), and Director of Skylight Financial. Prior to The Walnut Group, Mr. Staton was General Manager and Partner of Duke Associates from 1981 until its IPO in 1993, and then served as Chief Operating Officer and Director of Duke Realty Investments, Inc. (NYSE: DRE) until 1997. Mr. Staton also served as Chairman of the Board of Storage Realty Trust from 1997 to 1999, when he led its merger with Public Storage (NYSE: PSA), where he continues to serve as a Director. Mr. Staton supplements his professional network by co-producing and investing in numerous Broadway musicals as well as with relationships with not-for-profit organizations. Mr. Staton majored in Finance at the University of Missouri and holds a B.S. degree in Specialized Business from Ohio University and a B.S. degree in Business (Management) from California Coast University.

**Marc H. Bell (Director)** has served as Managing Director of Marc Bell Capital Partners LLC, an investment firm which invests in media and entertainment ventures, real estate, and distressed assets, since 2003, and has also served as the Chief Executive Officer of FriendFinder Networks Inc. (NASDAQ: FFN), a leading internet-based social networking and multimedia entertainment company, since 2004. Mr. Bell also served as the President of FriendFinder Networks Inc. until March 29, 2012. Previously, Mr. Bell was the founder and President of Globix Corporation, a full-service commercial Internet Service Provider with data centers and a private network with over 20,000 miles of fiber spanning the globe. Mr. Bell served as Chairman of the Board of Globix Corporation from 1998 to 2002 and Chief Executive Officer from 1998 to 2001. Mr. Bell was also a member of the Board of Directors of EDGAR Online, Inc. (NASDAQ: EDGR), an Internet-based provider of filings made by public companies with the SEC, from 1998 to 2000. Mr. Bell has also been a co-producer of Broadway musicals, and serves as a member of the Board of Trustees of New York University and New York University School of Medicine. Mr. Bell holds a B.S. degree in Accounting from Babson College and an M.S. degree in Real Estate Development from New York University.

# ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340